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                                                                   EXHIBIT 10.32


                         PLEDGE AND SECURITY AGREEMENT


     This Pledge and Security Agreement (this "Pledge Agreement") is entered into this ____ day of _________________ by and between ZymoGenetics, Inc., a Washington corporation (the "Company"), and ________________ ("Purchaser").

                                    RECITALS


     In connection with Purchaser's exercise of an option to purchase shares of the Company's Common Stock (the "Shares") pursuant to a Stock Option Grant Notice and Stock Option Agreement dated _______________, _____, and an Early Exercise Notice and Stock Purchase Agreement dated _______________, _____, (the "Stock Purchase Agreement") between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or partial payment of the exercise price for the Shares. The Company requires that the Note be secured by a pledge of the Shares on the terms set forth below.

                                   AGREEMENT


     In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Payment Date.  The Note shall become payable in full at the time or
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times indicated in the Note.

     2.  Delivery of Shares.  Purchaser shall deliver to the Secretary of the
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Company, or his or her designee (hereinafter referred to as the "Pledge
Holder"), all certificates representing the Shares, together with an Assignment Separate From Certificate in the form attached to the Stock Purchase Agreement as Exhibit C executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Pledge Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute this Pledge Agreement.

     3.  Grant of Security Interest.  As security for the payment of the Note
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and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in, and pledges to the Company, (a) the Shares; (b) any new, additional or different securities or other property subsequently distributed with respect to the Shares that are to be delivered to and deposited with the Company pursuant to the requirements of this Pledge Agreement; (c) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this Pledge Agreement and the Note; and (d) the proceeds of any sale, exchange or disposition of the property and securities described in this Paragraph 2 (sometimes referred to herein collectively as the "Collateral").

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     4.  Warranties.  Purchaser hereby warrants that Purchaser is the owner of
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the Collateral and has the right to pledge the Collateral and that the
Collateral is free from all liens, claims, encumbrances and other security interests (other than those created hereby).

     5.  Sale or Repurchase of Shares.  In the event of any foreclosure of the
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security interest created by this Pledge Agreement, the Company may sell the
Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchase of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Pledge Agreement, is commercially reasonable if made at a price determined by the Company's Board of Directors in its discretion, fairly exercised, representing what would be the Fair Market Value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

     6.  Rights Upon Default.  In the event of default in payment when due of
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any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the Washington Commercial Code, including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

         (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Pledge Agreement and the Note, including, without limitation, reasonable attorneys' fees and legal expenses incurred by the Company.

         (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under the Note.

         (c)  Any remaining proceeds shall be delivered to Purchaser.


     7.  Release of Collateral.  Promptly after full payment by Purchaser of all
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principal, accrued interest and other amounts outstanding under the Note, Pledge
Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Pledge Agreement; provided, however, that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Right for Unvested Shares (as defined in Purchaser's Early Exercise Notice and Stock Purchase Agreement) in favor of the Company.

     8.  Duty to Deliver.  Any new, additional or different securities that may
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now or hereafter become distributable with respect to the Collateral by reason of (a) any stock dividend, stock split or reclassification of the capital stock of the Company or (b) any merger, consolidation or other reorganization affecting the capital structure of the Company

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shall be promptly delivered to and deposited with the Company as part of the
Collateral hereunder. Such securities shall be accompanied by one or more stock power assignments executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank.

     9.   Payment of Taxes and Other Charges.  Purchaser shall pay, prior to the
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delinquency date, all taxes, liens, assessments and other charges against the
Collateral, and in the event of the Purchaser's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. Any payments so made by the Company shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded annually, required to avoid the imputation of interest income to the Company and compensation income to Purchaser under the federal tax laws.

     10.  Transfer of Collateral.  In connection with the transfer or assignment
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of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

     11.  Costs and Expenses.  All costs and expenses (including reasonable
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attorneys' fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Pledge Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Purchaser payable immediately upon demand and bearing interest until paid at the Company's bank interest rate then being earned by the Company on its deposits.

     12.  Severability.  Any provision of this Pledge Agreement that is deemed
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invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Pledge Agreement.

     13.  Waiver.  No provision of this Pledge Agreement shall be deemed to have
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been waived unless such waiver is in writing signed by the waiving party.  No failure by any party to insist upon the strict performance of any provision of this Pledge Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach, of such provision or of any other provision. No waiver of any provision of this Pledge Agreement shall be deemed a waiver of any other provision of this Pledge Agreement or a waiver of such provision with respect to any subsequent breach, unless expressly provided in writing.

     14.  Counterparts.  This Pledge Agreement may be executed in any number of
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counterparts, all of which when taken together shall constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Pledge Agreement may be executed with signatures transmitted among the parties by facsimile, and no party shall deny the validity of a signature or this Pledge Agreement signed and transmitted by facsimile on the ground that a signature is represented by facsimile rather than an original.

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     15.  Further Assurances.  Each party agrees, at the request of the other
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party, at any time and from time to time after the date hereof, promptly to execute and deliver all such further documents, and promptly to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to confirm or carry out the provisions of this Pledge Agreement.

     The parties have executed this Pledge Agreement as of the date first set forth above.

                                            ZYMOGENETICS, INC.

                                            By: ______________________________
                                            Title: ___________________________



                                            PURCHASER


                                            __________________________________
                                            Printed Name: ____________________





By his or her signature below, the spouse of Purchaser, if such Purchaser is legally married as of the date of Purchaser's execution of this Agreement, acknowledges that he or she has read this Agreement and is familiar with the terms and provisions of this Agreement, and agrees to be bound by all the terms and conditions of this Agreement.

                                            Dated: ___________________________

                                            __________________________________
                                            Spouse's Signature

                                            __________________________________
                                            Printed Name


By his or her signature below, Purchaser represents that he or she is not legally married as of the date of executing this Agreement.

                                            Dated: ___________________________

                                            __________________________________
                                            Purchaser's Signature

SCHEDULE A

Name
James A. Johnson
Patrick J. O'Hara

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